For Immediate Release	News Media & Financial Analyst Contact:
Unity Bancorp, Inc. (NSDQ: UNTY)	Anthony Cossetti, EVP and CFO
July 23, 2020	(908) 713-4565

Unity Bancorp Reports
Quarterly Earnings of $5.2 Million

Clinton, NJ, July 23, 2020 - Unity Bancorp, Inc. (NASDAQ: UNTY), parent company of Unity Bank, reported net income of $5.2 million, or $0.47 per diluted share, for the quarter ended June 30, 2020, an 11.4 percent decrease compared to $5.8 million, or $0.53 per diluted share for the prior year’s second quarter.   For the six months ended June 30, 2020, Unity reported net income of $10.5 million, or $0.96 per diluted share, an 8.9 percent decrease compared to $11.6 million or $1.05 per diluted share for the prior year’s period. The decreases in earnings were primarily due to an increased provision for loan losses, necessitated by the COVID-19 pandemic and governmental responses.

Second Quarter Earnings Highlights

•
Net interest income, our primary driver of earnings, increased $1.3 million to $15.5 million for the quarter ended June 30, 2020, compared to the prior year’s quarter, due to SBA PPP loans, commercial loan growth and a reduction in the cost of funds.

•
Net interest margin (NIM) decreased to 3.73% for the quarter ended June 30, 2020, compared to 3.96% for the prior year’s quarter and decreased 19 basis points from 3.92% in the prior sequential quarter ended March 31, 2020. These decreases were a direct result of interest rate cuts by the Board of Governors of the Federal Reserve in response to COVID-19.

•
The provision for loan losses was $2.5 million for the quarter ended June 30, 2020, an increase of $2.2 million from the prior year’s quarter due to the increased risk of loan defaults as a result of COVID-19. Some of our customer’s businesses have been required to close pursuant to governmental restrictions on non-essential businesses. Due to the uncertainty of COVID-19, the Company may incur elevated provisions until restrictions on businesses have been loosened and they can fully reopen.

•
Noninterest income increased $400 thousand to $2.8 million compared to the prior year’s quarter and increased $266 thousand compared to the prior sequential quarter. The increases were primarily due to increased gains on mortgage loan sales. Mortgage banking has been strong and market conditions continue to be favorable. For the quarter ended June 30, 2020, quarterly residential mortgage loan sales totaled $67.3 million, compared to $23.6 million at June 30, 2019.

•
Noninterest expense increased $386 thousand to $9.2 million compared to the prior year’s quarter, primarily due to increased consulting expenses incurred in connection with compliance with our Consent Order with the FDIC and NJDOBI and increased compensation due to increased mortgage commissions. Noninterest expense decreased $146 thousand compared to the prior sequential quarter.

•	The effective tax rate was 22.3% compared to 22.0% in the prior year’s quarter.

Balance Sheet Highlights

•	Total loans increased $166.9 million, or 11.7%, from year-end 2019 to $1.6 billion at June 30, 2020. The increase was primarily due to $136.0 million in SBA PPP loan originations.

•
Total deposits increased $233.3 million, or 18.7%, from year-end 2019 to $1.5 billion at June 30, 2020 primarily due to increased noninterest-bearing demand deposits, resulting from the distribution of PPP funds and a strategic increase in brokered time deposits in the prior sequential quarter.

•	Borrowed funds decreased $60.0 million to $223.0 million at June 30, 2020.

•
Shareholders’ equity was $166.6 million at June 30, 2020, an increase of $5.9 million from year-end 2019, due primarily to retained net income. During the second quarter, the Company repurchased 200,809 shares of common stock for a total cost of $2.8 million. Under its existing buyback program, the Company can repurchase up to an additional 313,651 shares. The timing and amount of additional purchases, if any, will depend upon a number of factors including the Company’s capital needs, the performance of its loan portfolio, the need for additional provisions for loan losses, whether related to the COVID-19 pandemic or otherwise, the market price of the Company’s stock and the general impact of the COVID-19 pandemic on the economy.

•	Book value per common share was $15.53 as of June 30, 2020.

•	At June 30, 2020, the Community Bank Leverage Ratio was 10.01%.

•
Nonperforming assets were $10.2 million, which consisted of $6.2 million of residential mortgage loans. The allowance to total loans ratio was 1.27% at June 30, 2020. Net recoveries were $358 thousand for the quarter.

Paycheck Protection Program Loans

As of June 30, 2020, the Company funded 1,217 Small Business Administration (“SBA”) Paycheck Protection Program loans. Executed by the SBA, under the Paycheck Protection Program, established by the U.S. Coronavirus Aid, Relief, and Economic Security (CARES) Act, the Company was able to assist numerous small businesses in continuing to pay expenses, including payroll to retain their staff. PPP loans booked have an annual interest rate of 1% and are 100% guaranteed by the SBA. Most of these loans have a two-year term.

Loan Deferrals

During the first and second quarters of 2020, the Bank prudently worked with borrowers that may be unable to meet their contractual obligations because of the effects of COVID-19. The loan deferrals have terms of 3 or 6 months. The table below summarizes loan deferrals as of June 30, 2020.

	Total deferrals to total loan portfolio
(In thousands, except percentages)	Total loan portfolio balance	Loan deferrals - unpaid principal balance	% of deferrals to total loans
SBA loans held for sale	$10,602	$—	—%
SBA loans held for investment	36,966	—	—
SBA PPP loans	136,039	—	—
Commercial loans	792,752	277,323	35
Net residential mortgage loans*	469,987	68,142	14
Consumer loans	146,161	9,144	6
Total loans	$1,592,507	$354,609	22%

* A total of $88.5 million in mortgage loan forbearances were requested. $21.8 million of these mortgage loan forbearances were in current payment status as of June 30, 2020, thus a net $66.7 million is reported above.

Commercial loan customer deferrals included a concentration in those industries more impacted by the pandemic including commercial strip malls, restaurants, transport services, hotels, gyms and beauty shops.

Consent Order

•
In July 2020, Unity Bank agreed to the issuance of a Consent Order by the Federal Deposit Insurance Corporation (“FDIC”) and agreed to an Acknowledgement and Consent of the FDIC Consent Order with the Commissioner of Banking and Insurance for the State of New Jersey. The Consent Order requires the Bank to strengthen its Bank Secrecy Act (“BSA”)/anti-money laundering (“AML”) program, and to address related matters. The Bank hired a consulting firm who it has been working with to effectively address all matters pertaining to the order.

Other Highlights

•
American Banker magazine released its list of the top publicly traded community banks. There were 511 banks with total assets of less than $2 billion as of December 31, 2019, of which Unity Bank was ranked 15th nationally. Unity Bank has been on the list for five consecutive years.

Unity Bancorp, Inc. is a financial service organization headquartered in Clinton, New Jersey, with approximately $1.9 billion in assets and $1.5 billion in deposits. Unity Bank provides financial services to retail, corporate and small business customers through its 19 retail service centers located in Bergen, Hunterdon, Middlesex, Somerset, Union and Warren Counties in New Jersey and Northampton County in Pennsylvania. For additional information about Unity, visit our website at www.unitybank.com , or call 800-618-BANK.

This news release contains certain forward-looking statements, either expressed or implied, which are provided to assist the reader in understanding anticipated future financial performance. These statements may be identified by use of the words “believe”, “expect”, “intend”, “anticipate”, “estimate”, “project” or similar expressions. These statements involve certain risks, uncertainties, estimates and assumptions made by management, which are subject to factors beyond the company’s control and could impede its ability to achieve these goals. These factors include those items included in our Annual Report on Form 10-K under the heading “Item IA-Risk Factors” as well as general economic conditions, trends in interest rates, the ability of our borrowers to repay their loans, our ability to manage and reduce the level of our nonperforming assets, and results of regulatory exams, among other factors.

UNITY BANCORP, INC.
SUMMARY FINANCIAL HIGHLIGHTS
June 30, 2020

				Jun 30, 2020 vs.
				Mar 31, 2020	Jun 30, 2019
(In thousands, except percentages and per share amounts)	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019%		%
BALANCE SHEET DATA:
Total assets	$1,900,774	$1,740,076	$1,626,737	9.2%	16.8%
Total deposits	1,483,457	1,378,618	1,264,353	7.6	17.3
Total loans	1,592,507	1,439,645	1,344,757	10.6	18.4
Total securities	54,888	58,002	62,122	(5.4)	(11.6)
Total shareholders' equity	166,607	164,305	149,383	1.4	11.5
Allowance for loan losses	(20,234)	(17,376)	(15,965)	16.4	26.7

FINANCIAL DATA - QUARTER TO DATE:
Income before provision for income taxes	$6,659	$6,966	$7,480	(4.4)	(11.0)
Provision for income taxes	1,488	1,598	1,646	(6.9)	(9.6)
Net income	$5,171	$5,368	$5,834	(3.7)	(11.4)

Net income per common share - Basic	$0.48	$0.49	$0.54	(2.0)	(11.1)
Net income per common share - Diluted	$0.47	$0.49	$0.53	(4.1)	(11.3)

Performance ratios:
Return on average assets	1.19%	1.32%	1.54%
Return on average equity	12.59%	13.23%	16.01%
Efficiency ratio (1)	50.27%	51.92%	53.20%
Net interest margin	3.73%	3.92%	3.96%
Noninterest expense to average assets	2.10%	2.29%	2.32%

FINANCIAL DATA - YEAR TO DATE:
Income before provision for income taxes	$13,625		$14,740		(7.6)
Provision for income taxes	3,086		3,166		(2.5)
Net income	$10,539		$11,574		(8.9)

Net income per common share - Basic	$0.97		$1.07		(9.3)
Net income per common share - Diluted	$0.96		$1.05		(8.6)

Performance ratios:
Return on average assets	1.25%		1.55%		(19.4)
Return on average equity	12.91%		16.26%		(20.6)
Efficiency ratio	51.08%		52.87%		(3.4)
Net interest margin	3.82%		4.01%		(4.7)
Noninterest expense to average assets	2.19%		2.31%		(5.2)

SHARE INFORMATION:
Market price per share	$14.30	$11.70	$22.70	22.2	(37.0)
Dividends paid	$0.08	$0.08	$0.08	—	—
Book value per common share	$15.53	$15.10	$13.76	2.8	12.9
Average diluted shares outstanding (QTD)	10,888	11,037	11,026	(1.4)	(1.3)

CAPITAL RATIOS:
Total equity to total assets	8.77%	9.44%	9.18%
Leverage ratio (2)	10.01%	10.56%	10.36%

CREDIT QUALITY AND RATIOS:
Nonperforming assets	$10,184	$11,178	$5,336	(8.9)	90.9

QTD net (recoveried) chargeoffs (annualized) to QTD average loans	(0.09)%	0.15%	0.02%
Allowance for loan losses to total loans	1.27%	1.21%	1.19%
Nonperforming assets to total loans	0.59%	0.67%	0.33%
Nonperforming assets to total assets	0.54%	0.64%	0.33%

(1)	The efficiency ratio is a non-GAAP measure that represents the ratio of non-interest expenses divided by the net-interest income and non-interest income.

(2)	The Bank adopted the CBLR in the first quarter of 2020, and will therefore not be required to comply with the Basel III capital requirements.

UNITY BANCORP, INC.
CONSOLIDATED BALANCE SHEETS
June 30, 2020

				Jun 30, 2020 vs.
				Mar 31, 2020	Jun 30, 2019
(In thousands, except percentages)	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019%		%
ASSETS
Cash and due from banks	$24,066	$21,106	$21,606	14.0%	11.4%
Federal funds sold, interest-bearing deposits and repos	162,617	136,910	133,234	18.8	22.1
Cash and cash equivalents	186,683	158,016	154,840	18.1	20.6
Securities:
Securities available for sale	53,102	64,275	45,326	(17.4)	17.2
Securities held to maturity	—	—	14,450	—	(100.0)
Equity securities	1,786	2,289	2,346	(22)	(23.9)
Total securities	54,888	66,564	62,122	(17.5)	(11.6)
Loans:
SBA loans held for sale	10,602	13,529	9,118	(21.6)	16.3
SBA loans held for investment	36,966	35,767	37,608	3.4	(1.7)
SBA PPP loans	136,039	—	—	100.0	100.0
Commercial loans	792,752	765,032	713,878	3.6	11.0
Residential mortgage loans	469,987	467,706	449,604	0.5	4.5
Consumer loans	146,161	143,524	134,549	1.8	8.6
Total loans	1,592,507	1,425,558	1,344,757	11.7	18.4
Allowance for loan losses	(20,234)	(16,395)	(15,965)	23.4	26.7
Net loans	1,572,273	1,409,163	1,328,792	11.6	18.3
Premises and equipment, net	20,751	21,315	22,813	(2.6)	(9.0)
Bank owned life insurance ("BOLI")	26,435	26,323	25,008	0.4	5.7
Deferred tax assets	7,274	5,559	5,605	30.9	29.8
Federal Home Loan Bank ("FHLB") stock	11,629	14,184	9,999	(18.0)	16.3
Accrued interest receivable	11,039	6,984	7,109	58.1	55.3
Other real estate owned ("OREO")	711	1,723	921	(58.7)	(22.8)
Goodwill	1,516	1,516	1,516	—	—
Other assets	7,575	7,595	8,012	(0.3)	(5.5)
Total assets	$1,900,774	$1,718,942	$1,626,737	10.6%	16.8%

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Noninterest-bearing demand	$429,899	$279,793	$275,356	53.6%	56.1%
Interest-bearing demand	172,950	176,335	157,850	(1.9)	9.6
Savings	408,416	389,795	389,999	4.8	4.7
Time Deposits	472,192	404,191	441,148	16.8	7.0
Total deposits	1,483,457	1,250,114	1,264,353	18.7	17.3
Borrowed funds	223,000	283,000	190,000	(21.2)	17.4
Subordinated debentures	10,310	10,310	10,310	—	—
Accrued interest payable	228	455	414	(49.9)	(44.9)
Accrued expenses and other liabilities	17,172	14,354	12,277	19.6	39.9
Total liabilities	1,734,167	1,558,233	1,477,354	11.3	17.4
Shareholders' equity:
Common stock	91,103	90,113	89,327	1.1	2.0
Retained earnings	79,253	70,442	60,109	12.5	31.8
Treasury stock, at cost	(2,991)	—	—	(100.0)	(100.0)
Accumulated other comprehensive (loss) income	(758)	154	(53)	NM	NM
Total shareholders' equity	166,607	160,709	149,383	3.7	11.5
Total liabilities and shareholders' equity	$1,900,774	$1,718,942	$1,626,737	10.6%	16.8%

COMMON SHARES AT PERIOD END:
Shares issued	10,939	10,881	10,856
Shares oustanding	10,728	10,881	10,856
Treasury shares	211	—	—

NM=Not meaningful

UNITY BANCORP, INC.
QTD CONSOLIDATED STATEMENTS OF INCOME
June 30, 2020

				Jun 30, 2020 vs.
	For the three months ended			Mar 31, 2020		Jun 30, 2019
(In thousands, except percentages and per share amounts)	Jun 30, 2020	Mar 31, 2020	Jun 30, 2019	$	%	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$23	$188	$232	$(165)	(87.8)%	$(209)	(90.1)%
FHLB stock	79	109	77	(30)	(27.5)	2	2.6
Securities:
Taxable	437	511	461	(74)	(14.5)	(24)	(5.2)
Tax-exempt	17	22	27	(5)	(22.7)	(10)	(37.0)
Total securities	454	533	488	(79)	(14.8)	(34)	(7.0)
Loans:
SBA loans	709	985	942	(276)	(28.0)	(233)	(24.7)
SBA PPP loans	723	—	—	723	100.0	723	100.0
Commercial loans	9,815	9,933	9,357	(118)	(1.2)	458	4.9
Residential mortgage loans	5,554	5,770	5,535	(216)	(3.7)	19	0.3
Consumer loans	1,921	2,067	2,150	(146)	(7.1)	(229)	(10.7)
Total loans	18,722	18,755	17,984	(33)	(0.2)	738	4.1
Total interest income	19,278	19,585	18,781	(307)	(1.6)	497	2.6
INTEREST EXPENSE
Interest-bearing demand deposits	364	478	442	(114)	(23.8)	(78)	(17.6)
Savings deposits	512	851	1,188	(339)	(39.8)	(676)	(56.9)
Time deposits	2,454	2,447	2,437	7	0.3	17	0.7
Borrowed funds and subordinated debentures	423	565	504	(142)	(25.1)	(81)	(16.1)
Total interest expense	3,753	4,341	4,571	(588)	(13.5)	(818)	(17.9)
Net interest income	15,525	15,244	14,210	281	1.8	1,315	9.3
Provision for loan losses	2,500	1,500	350	1,000	66.7	2,150	614.3
Net interest income after provision for loan losses	13,025	13,744	13,860	(719)	(5.2)	(835)	(6.0)
NONINTEREST INCOME
Branch fee income	207	317	378	(110)	(34.7)	(171)	(45.2)
Service and loan fee income	390	376	569	14	3.7	(179)	(31.5)
Gain on sale of SBA loans held for sale, net	92	473	238	(381)	(80.5)	(146)	(61.3)
Gain on sale of mortgage loans, net	1,553	1,051	630	502	47.8	923	146.5
BOLI income	154	173	147	(19)	(11.0)	7	4.8
Net security (losses) gains	79	(170)	98	249	146.5	(19)	(19.4)
Other income	336	325	351	11	3.4	(15)	(4.3)
Total noninterest income	2,811	2,545	2,411	266	10.5	400	16.6
NONINTEREST EXPENSE
Compensation and benefits	5,553	5,439	5,186	114	2.1	367	7.1
Processing and communications	769	708	748	61	8.6	21	2.8
Furniture and equipment	641	655	718	(14)	(2.1)	(77)	(10.7)
Occupancy	630	624	653	6	1.0	(23)	(3.5)
BSA expenses	488	63	—	425	674.6	488	100.0
Professional services	261	269	277	(8)	(3.0)	(16)	(5.8)
Advertising	207	290	374	(83)	(28.6)	(167)	(44.7)
Other loan expenses	168	89	67	79	88.8	101	150.7
Deposit insurance	159	88	134	71	80.7	25	18.7
Director fees	181	200	164	(19)	(9.5)	17	10.4
Loan collection & OREO expenses	1	186	(10)	(185)	(99.5)	11	110.0
Other expenses	119	712	480	(593)	(83.3)	(361)	(75.2)
Total noninterest expense	9,177	9,323	8,791	(146)	(1.6)	386	4.4
Income before provision for income taxes	6,659	6,966	7,480	(307)	(4.4)	(821)	(11.0)
Provision for income taxes	1,488	1,598	1,646	(110)	(6.9)	(158)	(9.6)

Net income	$5,171	$5,368	$5,834	$(197)	(3.7)%	$(663)	(11.4)%

Effective tax rate	22.3%	22.9%	22.0%

Net income per common share - Basic	$0.48	$0.49	$0.54
Net income per common share - Diluted	$0.47	$0.49	$0.53

Weighted average common shares outstanding - Basic	10,792	10,883	10,843
Weighted average common shares outstanding - Diluted	10,888	11,037	11,026

UNITY BANCORP, INC.
YTD CONSOLIDATED STATEMENTS OF INCOME
June 30, 2020

	For the six months ended June 30,		Current YTD vs. Prior YTD
(In thousands, except percentages and per share amounts)	2020	2019	$	%
INTEREST INCOME
Federal funds sold and interest-bearing deposits	$212	$453	$(241)	(53.2)%
FHLB stock	188	193	(5)	(2.6)
Securities:
Taxable	948	937	11	1.2
Tax-exempt	39	55	(16)	(29.1)
Total securities	987	992	(5)	(0.5)
Loans:
SBA loans	1,694	1,937	(243)	(12.5)
SBA PPP loans	723	—	723	100.0
Commercial loans	19,748	18,426	1,322	7.2
Residential mortgage loans	11,324	11,095	229	2.1
Consumer loans	3,988	4,185	(197)	(4.7)
Total loans	37,477	35,643	1,834	5.1
Total interest income	38,864	37,281	1,583	4.2
INTEREST EXPENSE
Interest-bearing demand deposits	842	851	(9)	(1.1)
Savings deposits	1,363	2,306	(943)	(40.9)
Time deposits	4,900	4,445	455	10.2
Borrowed funds and subordinated debentures	989	1,253	(264)	(21.1)
Total interest expense	8,094	8,855	(761)	(8.6)
Net interest income	30,770	28,426	2,344	8.2
Provision for loan losses	4,000	850	3,150	370.6
Net interest income after provision for loan losses	26,770	27,576	(806)	(2.9)
NONINTEREST INCOME
Branch fee income	523	746	(223)	(29.9)
Service and loan fee income	766	1,011	(245)	(24.2)
Gain on sale of SBA loans held for sale, net	565	554	11	2.0
Gain on sale of mortgage loans, net	2,604	980	1,624	165.7
BOLI income	327	297	30	10.1
Net security (losses) gains	(91)	198	(289)	(146.0)
Other income	662	647	15	2.3
Total noninterest income	5,356	4,433	923	20.8
NONINTEREST EXPENSE
Compensation and benefits	10,992	10,030	962	9.6
Processing and communications	1,477	1,464	13	0.9
Furniture and equipment	1,296	1,377	(81)	(5.9)
Occupancy	1,253	1,346	(93)	(6.9)
BSA expenses	550	—	550	100.0
Professional services	531	565	(34)	(6.0)
Advertising	497	722	(225)	(31.2)
Director fees	381	328	53	16.2
Other loan expenses	257	113	144	127.4
Deposit insurance	247	301	(54)	(17.9)
Loan collection & OREO expenses	187	57	130	228.1
Other expenses	833	966	(133)	(13.8)
Total noninterest expense	18,501	17,269	1,232	7.1
Income before provision for income taxes	13,625	14,740	(1,115)	(7.6)
Provision for income taxes	3,086	3,166	(80)	(2.5)
Net income	$10,539	$11,574	$(1,035)	(8.9)%

Effective tax rate	22.6%	21.5%

Net income per common share - Basic	$0.97	$1.07
Net income per common share - Diluted	$0.96	$1.05

Weighted average common shares outstanding - Basic	10,838	10,822
Weighted average common shares outstanding - Diluted	10,962	11,011

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
June 30, 2020

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2020			June 30, 2019
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$73,899	$23	0.13%	$39,103	$232	2.38%
FHLB stock	5,976	79	5.32	5,236	77	5.90
Securities:
Taxable	53,592	437	3.28	57,939	461	3.19
Tax-exempt	3,534	21	2.39	4,470	33	2.96
Total securities (A)	57,126	458	3.22	62,409	494	3.17
Loans:
SBA loans	47,964	709	5.95	47,542	942	7.95
SBA PPP loans	100,586	723	2.89	—	—	—
Commercial loans	783,962	9,815	5.04	707,022	9,357	5.31
Residential mortgage loans	461,156	5,554	4.84	445,315	5,535	4.99
Consumer loans	145,970	1,921	5.29	132,804	2,150	6.49
Total loans (B)	1,539,638	18,722	4.89	1,332,683	17,984	5.41
Total interest-earning assets	$1,676,639	$19,282	4.63%	$1,439,431	$18,787	5.24%

Noninterest-earning assets:
Cash and due from banks	20,698			24,625
Allowance for loan losses	(17,909)			(15,955)
Other assets	74,076			69,663
Total noninterest-earning assets	76,865			78,333
Total assets	$1,753,504			$1,517,764

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$181,943	$364	0.80%	$174,391	$442	1.02%
Total savings deposits	403,389	512	0.51	395,185	1,188	1.21
Total time deposits	482,734	2,454	2.04	422,458	2,437	2.31
Total interest-bearing deposits	1,068,066	3,330	1.25	992,034	4,067	1.64
Borrowed funds and subordinated debentures	107,761	423	1.58	94,568	504	2.14
Total interest-bearing liabilities	$1,175,827	$3,753	1.28%	$1,086,602	$4,571	1.69%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	394,723			271,359
Other liabilities	17,682			13,697
Total noninterest-bearing liabilities	412,405			285,056
Total shareholders' equity	165,272			146,106
Total liabilities and shareholders' equity	$1,753,504			$1,517,764

Net interest spread		$15,529	3.35%		$14,216	3.55%
Tax-equivalent basis adjustment		(4)			(6)
Net interest income		$15,525			$14,210
Net interest margin			3.73%			3.96%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTER TO DATE NET INTEREST MARGIN
June 30, 2020

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the three months ended
	June 30, 2020			March 31, 2020
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold and interest-bearing deposits	$73,899	$23	0.13%	$69,076	$188	1.09%
FHLB stock	5,976	79	5.32	6,883	109	6.37
Securities:
Taxable	53,592	437	3.28	60,363	511	3.40
Tax-exempt	3,534	21	2.39	3,783	27	2.87
Total securities (A)	57,126	458	3.22	64,146	538	3.38
Loans:
SBA loans	47,964	709	5.95	50,528	985	7.84
SBA PPP loans	100,586	723	2.89	—	—	—
Commercial loans	783,962	9,815	5.04	769,497	9,933	5.19
Residential mortgage loans	461,156	5,554	4.84	462,748	5,770	5.02
Consumer loans	145,970	1,921	5.29	142,284	2,067	5.84
Total loans (B)	1,539,638	18,722	4.89	1,425,057	18,755	5.29
Total interest-earning assets	$1,676,639	$19,282	4.63%	$1,565,162	$19,590	5.03%

Noninterest-earning assets:
Cash and due from banks	20,698			21,942
Allowance for loan losses	(17,909)			(16,698)
Other assets	74,076			70,381
Total noninterest-earning assets	76,865			75,625
Total assets	$1,753,504			$1,640,787

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$181,943	$364	0.80%	$193,016	$478	1.00%
Total savings deposits	403,389	512	0.51	394,082	851	0.87
Total time deposits	482,734	2,454	2.04	435,705	2,447	2.26
Total interest-bearing deposits	1,068,066	3,330	1.25	1,022,803	3,776	1.48
Borrowed funds and subordinated debentures	107,761	423	1.58	131,057	565	1.73
Total interest-bearing liabilities	$1,175,827	$3,753	1.28%	$1,153,860	$4,341	1.51%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	394,723			307,683
Other liabilities	17,682			16,101
Total noninterest-bearing liabilities	412,405			323,784
Total shareholders' equity	165,272			163,143
Total liabilities and shareholders' equity	$1,753,504			$1,640,787

Net interest spread		$15,529	3.35%		$15,249	3.52%
Tax-equivalent basis adjustment		(4)			(5)
Net interest income		$15,525			$15,244
Net interest margin			3.73%			3.92%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
YEAR TO DATE NET INTEREST MARGIN
June 30, 2020

(Dollar amounts in thousands, interest amounts and interest rates/yields on a fully tax-equivalent basis)
	For the six months ended
	June 30, 2020			June 30, 2019
	Average Balance	Interest	Rate/Yield	Average Balance	Interest	Rate/Yield
ASSETS
Interest-earning assets:
Federal funds sold, interest-bearing deposits and repos	$71,548	$212	0.60%	$38,588	$453	2.37%
FHLB stock	6,429	188	5.88	6,089	193	6.39
Securities:
Taxable	56,917	948	3.35	58,334	937	3.24
Tax-exempt	3,659	49	2.69	4,529	68	3.03
Total securities (A)	60,576	997	3.31	62,863	1,005	3.22
Loans:
SBA loans	49,127	1,694	6.93	48,772	1,937	8.01
SBA PPP loans	50,412	723	2.88	—	—	—
Commercial loans	776,729	19,748	5.11	702,465	18,426	5.29
Residential mortgage loans	461,952	11,324	4.93	442,628	11,095	5.05
Consumer loans	144,127	3,988	5.56	129,414	4,185	6.52
Total loans (B)	1,482,347	37,477	5.08	1,323,279	35,643	5.43
Total interest-earning assets	$1,620,900	$38,874	4.82%	$1,430,819	$37,294	5.26%

Noninterest-earning assets:
Cash and due from banks	21,320			25,361
Allowance for loan losses	(17,303)			(15,855)
Other assets	72,228			70,118
Total noninterest-earning assets	76,245			79,624
Total assets	$1,697,145			$1,510,443

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Total interest-bearing demand deposits	$187,480	$842	0.90%	$178,214	$851	0.96%
Total savings deposits	398,736	1,363	0.69	396,191	2,306	1.17
Total time deposits	459,218	4,900	2.15	396,868	4,445	2.26
Total interest-bearing deposits	1,045,434	7,105	1.37	971,273	7,602	1.58
Borrowed funds and subordinated debentures	119,409	989	1.67	114,611	1,253	2.20
Total interest-bearing liabilities	$1,164,843	$8,094	1.40%	$1,085,884	$8,855	1.65%

Noninterest-bearing liabilities:
Noninterest-bearing demand deposits	351,203			267,035
Other liabilities	16,891			14,010
Total noninterest-bearing liabilities	368,094			281,045
Total shareholders' equity	164,208			143,514
Total liabilities and shareholders' equity	$1,697,145			$1,510,443

Net interest spread		$30,780	3.42%		$28,439	3.61%
Tax-equivalent basis adjustment		(10)			(13)
Net interest income		$30,770			$28,426
Net interest margin			3.82%			4.01%

(A)
Yields related to securities exempt from federal and state income taxes are stated on a fully tax-equivalent basis. They are reduced by the nondeductable portion of interest expense, assuming a federal tax rate of 21 percent and applicable state rates.

(B)	The loan averages are stated net of unearned income, and the averages include loans on which the accrual of interest has been discontinued.

UNITY BANCORP, INC.
QUARTERLY ALLOWANCE FOR LOAN LOSSES AND LOAN QUALITY SCHEDULES
June 30, 2020

Amounts in thousands, except percentages	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
ALLOWANCE FOR LOAN LOSSES:
Balance, beginning of period	$17,376	$16,395	$16,002	$15,965	$15,684
Provision for loan losses charged to expense	2,500	1,500	500	750	350
	19,876	17,895	16,502	16,715	16,034
Less: Chargeoffs
SBA loans	—	25	43	99	84
Commercial loans	219	300	—	500	—
Residential mortgage loans	—	200	75	130	—
Consumer loans	—	—	—	—	—
Total chargeoffs	219	525	118	729	84
Add: Recoveries
SBA loans	75	5	7	13	1
Commercial loans	502	1	4	3	4
Residential mortgage loans	—	—	—	—	—
Consumer loans	—	—	—	—	10
Total recoveries	577	6	11	16	15
Net (recoveries) chargeoffs	(358)	519	107	713	69
Balance, end of period	$20,234	$17,376	$16,395	$16,002	$15,965

LOAN QUALITY INFORMATION:
Nonperforming loans:
SBA loans	$2,363	$1,627	$1,164	$503	$437
Commercial loans	413	613	529	629	54
Residential mortgage loans	6,192	6,910	3,936	4,427	3,924
Consumer loans	505	505	20	23	—
Total nonperforming loans (1)	9,473	9,655	5,649	5,582	4,415
Other real estate owned ("OREO")	711	1,523	1,723	1,723	921
Nonperforming assets	10,184	11,178	7,372	7,305	5,336
Less: Amount guaranteed by SBA	307	427	59	63	68
Net nonperforming assets	$9,877	$10,751	$7,313	$7,242	$5,268

Loans 90 days past due & still accruing	$—	$—	$930	$140	$—

Performing Troubled Debt Restructurings (TDRs)	$684	$694	$705	$718	$728

Allowance for loan losses to:
Total loans at quarter end	1.27%	1.21%	1.15%	1.17%	1.19%
Nonperforming loans (1)	213.60	179.97	290.23	286.67	361.61
Nonperforming assets	198.68	155.45	222.40	219.06	299.19
Net nonperforming assets	204.86	161.62	224.19	220.96	303.06

QTD net chargeoffs (recoveries) (annualized) to QTD average loans:
SBA loans	(0.20)%	0.16%	0.29%	0.72%	0.70%
Commercial loans	(0.15)	0.16	—	0.28	—
Residential mortgage loans	—	0.17	0.06	0.11	—
Consumer loans	—	—	—	—	(0.03)
Total loans	(0.09)%	0.15%	0.03%	0.21%	0.02%

Nonperforming loans to total loans	0.59%	0.67%	0.40%	0.41%	0.33%
Nonperforming assets to total assets	0.54	0.64	0.43	0.44	0.33

UNITY BANCORP, INC.
QUARTERLY FINANCIAL DATA
June 30, 2020

(In thousands, except percentages and per share amounts)	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
SUMMARY OF INCOME:
Total interest income	$19,278	$19,585	$19,312	$19,055	$18,781
Total interest expense	3,753	4,341	4,549	4,651	4,571
Net interest income	15,525	15,244	14,763	14,404	14,210
Provision for loan losses	2,500	1,500	500	750	350
Net interest income after provision for loan losses	13,025	13,744	14,263	13,654	13,860
Total noninterest income	2,811	2,545	2,396	2,710	2,411
Total noninterest expense	9,177	9,323	8,719	8,729	8,791
Income before provision for income taxes	6,659	6,966	7,940	7,635	7,480
Provision for income taxes	1,488	1,598	1,820	1,676	1,646
Net income	$5,171	$5,368	$6,120	$5,959	$5,834

Net income per common share - Basic	$0.48	$0.49	$0.56	$0.55	$0.54
Net income per common share - Diluted	$0.47	$0.49	$0.55	$0.54	$0.53

COMMON SHARE DATA:
Market price per share	$14.30	$11.70	$22.57	$22.15	$22.70
Dividends paid	$0.08	$0.08	$0.08	$0.08	$0.08
Book value per common share	$15.53	$15.10	$14.77	$14.25	$13.76

Weighted average common shares outstanding - Basic	10,792	10,883	10,872	10,863	10,843
Weighted average common shares outstanding - Diluted	10,888	11,037	11,057	11,036	11,026
Issued common shares	10,939	10,894	10,881	10,869	10,856
Outstanding common shares	10,728	10,883	10,881	10,869	10,856
Treasury shares	211	11	—	—	—

PERFORMANCE RATIOS (Annualized):
Return on average assets	1.19%	1.32%	1.53%	1.53%	1.54%
Return on average equity	12.59	13.23	15.41	15.57	16.01
Efficiency ratio (1)	50.27	51.92	51.29	51.06	53.20
Noninterest expense to average assets	2.10	2.29	2.17	2.24	2.32

BALANCE SHEET DATA:
Total assets	1,900,774	1,740,076	1,718,942	1,664,308	1,626,737
Total deposits	1,483,457	1,378,618	1,250,114	1,273,362	1,264,353
Total loans	1,592,507	1,439,645	1,425,558	1,368,474	1,344,757
Total securities	54,888	58,002	66,564	63,991	62,122
Total shareholders' equity	166,607	164,305	160,709	154,884	149,383
Allowance for loan losses	(20,234)	(17,376)	(16,395)	(16,002)	(15,965)

TAX EQUIVALENT YIELDS AND RATES:
Interest-earning assets	4.63%	5.03%	5.07%	5.16%	5.24%
Interest-bearing liabilities	1.28	1.51	1.59	1.68	1.69
Net interest spread	3.35	3.53	3.48	3.48	3.55
Net interest margin	3.73	3.92	3.88	3.90	3.96

CREDIT QUALITY:
Nonperforming assets	10,184	11,178	7,372	7,305	5,336
QTD net chargeoffs (annualized) to QTD average loans	(0.09)%	0.15%	0.03%	0.21%	0.02%
Allowance for loan losses to total loans	1.27	1.21	1.15	1.17	1.19
Nonperforming assets to total loans	0.59	0.67	0.40	0.41	0.33
Nonperforming assets to total assets	0.54	0.64	0.43	0.44	0.33

(In thousands, except percentages and per share amounts)	Jun 30, 2020	Mar 31, 2020	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019
CAPITAL RATIOS AND OTHER:
Total equity to total assets	8.77%	9.44%	9.35%	9.31%	9.18%
Leverage ratio (2)	10.01	10.56	10.59	10.54	10.36

Number of banking offices	19	19	19	19	19
Number of ATMs	20	20	20	20	20
Number of employees	191	205	203	194	185

(1)	The efficiency ratio is a non-GAAP measure that represents the ratio of non-interest expenses divided by the net-interest income and non-interest income.

(2)	The Bank adopted the CBLR in the first quarter of 2020, and will therefore not be required to comply with the Basel III capital requirements.